WCM Focused International Growth Fund

Investor Class Shares – WCMRX
Institutional Class Shares – WCMIX

WCM Focused Emerging Markets Fund
Investor Class Shares – WFEMX

Institutional Class Shares – WCMEX

WCM Focused Global Growth Fund

Investor Class Shares – WFGGX

Institutional Class Shares – WCMGX

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated January 31, 2023, to the currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective March 31, 2023 (the “Effective Date”), Peter J. Hunkel will retire and no longer serve as a portfolio manager of the WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund and WCM Focused Global Growth Fund (the “Funds”). Accordingly, as of the Effective Date, all references in the Prospectus and SAI to Mr. Hunkel as a portfolio manager of the Funds are hereby deleted. Sanjay Ayer, CFA, Paul R. Black, Michael B. Trigg, and Jon Tringale will continue to serve as portfolio managers of the WCM Focused International Growth Fund and WCM Focused Global Growth Fund. Sanjay Ayer, CFA, Gregory S. Ise, CFA, Mike Tian, CFA, and Michael B. Trigg will continue to serve as portfolio managers of the WCM Focused Emerging Markets Fund.

Please file this Supplement with your records.